                                                                    EXHIBIT 20.1

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

       The information which is required to be prepared with respect to the Distribution Date JANUARY 18, 2000 and with respect to the performance of the Trust during the preceding Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A Information Regarding the Currrent Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

       1            The amount of the current monthly distribution in
                    respect of Class A Monthly Principal                                                                 0
                                                                                                        -------------------

       2            The amount of the current monthly distribution in
                    respect of Class B Monthly Principal                                                                 0
                                                                                                        -------------------

       3            The amount of the current monthly distribution in
                    respect of Collateral Monthly Principal                                                              0
                                                                                                        -------------------

       4            The amount of the current monthly distribution in
                    respect of CLASS A MONTHLY INTEREST                                                          5,762,906
                                                                                                        -------------------

       5            The amount of the current monthly distribution in
                    respect of Class A Deficiency Amounts                                                                0
                                                                                                        -------------------

       6            The amount of the current monthly distribution in
                    respect of Class A Additional Interest                                                               0
                                                                                                        -------------------

       7            The amount of the current monthly distribution in
                    respect of CLASS B MONTHLY INTEREST                                                            480,043
                                                                                                        -------------------

       8            The amount of the current monthly distribution in
                    respect of Class B Deficiency Amounts                                                                0
                                                                                                        -------------------

       9            The amount of the current monthly distribution in
                    respect of Class B Additional Interest                                                               0
                                                                                                        -------------------

       10           The amount of the current monthly distribution in
                    respect of COLLATERAL MONTHLY INTEREST                                                         787,809
                                                                                                        -------------------

       11           The amount of the current monthly distribution in
                    respect of any accrued and unpaid Collateral monthly interest                                        0
                                                                                                        -------------------

B      Information Regarding the Performance of the Trust

       1            COLLECTION OF PRINCIPAL RECEIVABLES

                    a)           The aggregate amount of Principal Collections
                                 processed during the preceding Monthly
                                 Period which were allocated in respect of the
                                 Class A Certificates                                                           90,424,748
                                                                                                        -------------------

                    b)           The aggregate amount of Principal Collections
                                 processed during the preceding Monthly
                                 Period which were allocated in respect of the
                                 Class B Certificates                                                            7,398,415
                                                                                                        -------------------

                    c)           The aggregate amount of Principal Collections
                                 processed during the preceding Monthly Period
                                 which were allocated in respect of the
                                 Collateral Interest                                                            11,782,622
                                                                                                        -------------------

       2            PRINCIPAL RECEIVABLES IN THE TRUST

                    a)           The aggregate amount of Principal
                                 Receivables in the Trust as of the end of the
                                 day on the last day of the preceding Monthly
                                 Period (ending Principal Balance)                                           2,008,987,769
                                                                                                        -------------------

                    b)           The amount of Principal Receivables in the
                                 Trust represented by the Investor Interest
                                 of Series 1996-1 as of the end of the day
                                 on the last day of the preceding Monthly
                                 Period                                                                      1,115,151,821
                                                                                                        -------------------

                    c)           The amount of Principal Receivables in the
                                 Trust represented by the Series 1996-1
                                 Adjusted Investor Interest as of the end of
                                 the day on the last day of the preceding
                                 Monthly Period                                                              1,115,151,821
                                                                                                        -------------------

                    d)           The amount of Principal Receivables in the
                                 Trust represented by the Class A Investor
                                 Interest as of the end of the day on the
                                 last day of the preceding  Monthly Period                                     920,000,000
                                                                                                        -------------------


                    e)           The amount of Principal Receivables in the
                                 Trust represented by the Class A Adjusted
                                 Investor Interest as of the end of the day
                                 on the last day of the preceding Monthly
                                 Period                                                                        920,000,000
                                                                                                        -------------------

                    f)           The amount of Principal Receivables in the
                                 Trust represented by the Class B Investor
                                 Interest as of the end of the day on the
                                 last day of the preceding Monthly Period                                       75,273,000
                                                                                                        -------------------

                    g)           The amount of Principal Receivables in
                                 the Trust represented by the Collateral
                                 Interest as of the end of the day on the last
                                 day of the preceding Monthly Period                                           119,878,821
                                                                                                        -------------------

                    h)           The Floating Investor Percentage with
                                 respect to the preceding Monthly Period                                             57.06%
                                                                                                        -------------------

                    i)           The Class A Floating Allocation with respect
                                 to the preceding Monthly Period                                                     47.08%
                                                                                                        -------------------

                    j)           The Class B Floating Allocation with respect
                                 to the preceding Monthly Period                                                      3.85%
                                                                                                        -------------------

                    k)           The Collateral Floating Allocation with respect
                                 to the preceding Monthly Period                                                      6.13%
                                                                                                        -------------------

                    l)           The Fixed Investor Percentage with respect to
                                 the preceding Monthly Period                                                  N/A
                                                                                                        -------------------

                    m)           The Class A Fixed Allocation with respect to
                                 the preceding Monthly Period                                                  N/A
                                                                                                        -------------------

                    n)           The Class B Fixed Allocation with respect to
                                 the preceding Monthly Period                                                  N/A
                                                                                                        -------------------

                    o)           The Collateral Fixed Allocation with respect
                                 to the preceding Monthly Period                                               N/A
                                                                                                        -------------------
          3         DELINQUENT BALANCES

                    The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                                           Aggregate                    Percentage of
                                                                           Account                      Total
                                                                           Balance                      Receivables

                    a) 35 - 64 days                                               23,774,630                          1.14%
                                                                           ------------------           -------------------
                    b) 65-94 days                                                 13,372,353                          0.64%
                                                                           ------------------           -------------------
                    c) 95-124 days                                                11,848,983                          0.57%
                                                                           ------------------           -------------------
                    d) 125-154 days                                               10,450,985                          0.50%
                                                                           ------------------           -------------------
                    e) 155 or more days                                            8,410,153                          0.40%
                                                                           ------------------           -------------------
                    Total                                                         67,857,104                          3.25%
                                                                           ------------------           -------------------

          4         CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

                    a)           The Aggregate Credit Loss Amount for
                                 the preceding Monthly Period                                                    4,243,771
                                                                                                        -------------------

                    b)           The Class A Credit Loss Amount for
                                 the preceding Monthly Period                                                    3,501,110
                                                                                                        -------------------

                    c)           The Class B Credit Loss Amount for
                                 the preceding Monthly Period                                                      286,456
                                                                                                        -------------------

                    d)           The Collateral Credit Loss Amount for
                                 the preceding Monthly Period                                                      456,205
                                                                                                        -------------------

       5            INVESTOR CHARGE OFFS

                    a)           The aggregate amount of Class A Investor
                                 Charge Offs for the preceding Monthly Period                                            0
                                                                                                        -------------------

                    b)           The aggregate amount of Class A Investor
                                 Charge Offs set forth in 5(a) above per $1,000
                                 of original certificate principal amount                                                0
                                                                                                        -------------------

                    c)           The aggregate amount of Class B Investor
                                 Charge Offs for the preceding Monthly Period                                            0
                                                                                                        -------------------

                    d)           The aggregate amount of Class B Investor
                                 Charge Offs set forth in 5(c above per $1,000
                                 of original certificate principal amount                                                0
                                                                                                        -------------------

                    e)           The aggregate amount of Collateral Charge
                                 Offs for the preceding Monthly Period                                                   0
                                                                                                        -------------------

                    f)           The aggregate amount of Collateral Charge
                                 Offs set forth in 5(e) above per $1,000 of
                                 original certificate principal amount                                                   0
                                                                                                        -------------------

                    g)           The aggregate amount of Class A Investor
                                 Charge Offs reimbursed on the Transfer Date
                                 immediately preceding this Distribution Date                                            0
                                                                                                        -------------------

                    h)           The aggregate amount of Class A Investor
                                 Charge Offs set forth in 5(g) above per
                                 $1,000 original certificate principal amount
                                 reimbursed on the Transfer Date immediately
                                 preceding this Distribution Date                                                        0
                                                                                                        -------------------

                    i)           The aggregate amount of Class B Investor
                                 Charge Offs reimbursed on the Transfer Date
                                 immediately preceding this Distribution Date                                            0
                                                                                                        -------------------
                    j)           The aggregate amount of Class B Investor
                                 Charge Offs set forth in 5(I) above per $1,000
                                 original certificate principal amount reimbursed
                                 on the Transfer Date immediately preceding
                                 this Distribution Date                                                                  0
                                                                                                        -------------------

                    k)           The aggregate amount of Collateral Charge
                                 Offs reimbursed on the Transfer Date
                                 immediately preceding this Distribution Date                                            0
                                                                                                        -------------------

                    l)           The aggregate amount of Collateral Charge
                                 Offs set forth in 5(k) above per $1,000
                                 original certificate principal amount reimbursed
                                 on the Transfer Date immediately preceding
                                 this Distribution Date                                                                  0
                                                                                                        -------------------

       6            INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

                    a)           The amount of the Class A Servicing Fee
                                 payable by the Trust to the Servicer for
                                 the preceding Monthly Period                                                      958,333
                                                                                                        -------------------

                    b)           The amount of the Class B Servicing Fee
                                 payable by the Trust to the Servicer for
                                 the preceding Monthly Period                                                       78,409
                                                                                                        -------------------

                    c)           The amount of the Collateral Servicing Fee
                                 payable by the Trust to the Servicer for
                                 the preceding Monthly Period                                                      124,874
                                                                                                        -------------------

                    d)           The amount of Servicer Interchange (.75%)
                                 payable by the Trust to the Servicer for the
                                 preceding Monthly Period                                                          696,970
                                                                                                        -------------------

       7            REALLOCATIONS

                    a)           The amount of Reallocated Collateral Principal
                                 collections with respect to this Distribution Date                                      0
                                                                                                        -------------------

                    b)           The amount of Reallocated Class B Principal
                                 collections with respect to this Distribution Date                                      0
                                                                                                        -------------------

                    c)           The COLLATERAL BALANCE as of the close of
                                 business on this Distribution Date                                            119,878,821
                                                                                                        -------------------

                    d)           The CLASS B INVESTOR BALANCE as of the close
                                 of business on this Distribution Date                                          75,273,000
                                                                                                        -------------------

       8            FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
                    ALLOCABLE TO SERIES 1996-1

                    a)           The aggregate amount of Collections of Finance
                                 Charge Receivables processed during the
                                 preceding Monthly Period which were allocated
                                 in respect of the Class A Certificates                                         17,448,548
                                                                                                        -------------------

                    b)           The aggregate amount of Collections of Finance
                                 Charge Receivables processed during the
                                 preceding Monthly Period which were allocated
                                 in respect of the Class B Certificates                                          1,427,613
                                                                                                        -------------------

                    c)           The aggregate amount of Collections of Finance
                                 Charge Receivables processed during the
                                 preceding Monthly Period which were allocated
                                 in respect of the Collateral Interest                                           2,273,600
                                                                                                        -------------------

       9            PRINCIPAL FUNDING ACCOUNT

                    a)           The principal amount on deposit in the Principal
                                 Funding Account on or before the Transfer Date
                                 of the preceding Monthly Period                                                         0
                                                                                                        -------------------

                    b)           The Accumulation Shortfall with respect to the
                                 preceding Monthly Period                                                                0
                                                                                                        -------------------

                    c)           The Principal Funding Investment Proceeds
                                 deposited in the Finance Charge Account on or
                                 before the Transfer Date of the preceding
                                 Monthly Period                                                                          0
                                                                                                        -------------------

                    d)           The amount of all or the portion of the Reserve
                                 Draw Amount deposited in the Finance Charge
                                 Account on or before the Transfer date of the
                                 preceding Monthly Period from the Reserve Account                                       0
                                                                                                        -------------------

       10           RESERVE DRAW AMOUNT

       11           AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                    SERVICER INTERCHANGE]

                    a)           The amount of Class A Available Funds on deposit
                                 in the Finance Charge Account on or before the
                                 Transfer Date of the preceding Monthly Period                                  17,448,548
                                                                                                        -------------------

                    b)           The amount of Class B Available Funds on deposit
                                 in the Finance Charge Account on or before the
                                 Transfer Date of the preceding Monthly Period                                   1,427,613
                                                                                                        -------------------

                    c)           The amount of Collateral Available Funds on
                                 deposit in the Finance Charge Account on the
                                 preceding Transfer Date                                                         2,273,600
                                                                                                        -------------------

       12           PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

                    a)           The Portfolio Yield for the preceding Monthly Period                                18.94%
                                                                                                        -------------------

                    b)           The Portfolio Adjusted Yield for the preceding Monthly
                                 Period                                                                               9.53%
                                                                                                        -------------------


C      FLOATING RATE DETERMINATIONS

       1            LIBOR for the Interest Period ending on this
                    Distribution Date                                                                   6.46250%
                                                                                                        -------------------

       2            Number of days in this interest period                                              34
                                                                                                        -------------------

       3            Interest Factor                                                                     0.7450684%
                                                                                                        -------------------

D      CUSIP Numbers
       1            Class A                                                                             337365AA8
                                                                                                        -------------------
       2            Class B                                                                             337365AB6
                                                                                                        -------------------

                                    FIRST UNION DIRECT BANK, N.A.
                                    SERVICER

                                    By: /s/ JAMES H. GILBRAITH, II
                                       -------------------------------------
                                    James H. Gilbraith, II
                                    Managing Director
                                    First Union Direct Bank, N.A.